UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event      May 14, 2003
reported)

                             Quality Systems, Inc.
             (Exact name of registrant as specified in its charter)

          California                       0-13801               95-2888568
(State or other jurisdiction of      (Commission File          (IRS Employer
        incorporation)                     Number)           Identification No.)

18191 Von Karman Avenue, Suite 450
Irvine, California                                                92612
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number,        ( 949) 255-2600
including area code

         (Former name or former address, if changed since last report.)


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                                TABLE OF CONTENTS

Item 5. Press Release Concerning Legal Settlement

SIGNATURES
EXHIBIT 99.1

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.   Description

  99.1        Press Release dated May 14, 2003.

Item 5. Other Events and Regulation FD Disclosure.

      On May 14, 2003, Quality Systems, Inc., a California corporation (the "Company") issued a press release announcing the settlement of a class action lawsuit. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUALITY SYSTEMS, INC.
                                            (Registrant)


Date    May 14, 2003                    /s/ Louis Silverman
                                        --------------------
                                              (Signature)
                                        Louis Silverman, Chief Executive Officer